UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01. Regulation FD Disclosure.

On December 18, 2023, GMS Inc., a Delaware corporation (the “ Company ”), and its wholly owned subsidiary, Empire Construction Supply, Inc., a Georgia corporation (“Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement ”) with the Sellers (as defined therein), the Owners (as defined therein), the Seller Related Principals (as defined therein) and the Sellers’ Representative (as defined therein), pursuant to which, among other things, Purchaser, has agreed to acquire substantially all of the assets of the Sellers (the “ Acquisition ”) for an aggregate purchase price of approximately $317 million on a debt-free, cash-free basis (the “Purchase Consideration”). The Purchase Consideration is subject to a customary net working capital adjustment, as set forth in the Purchase Agreement.

The Company expects to fund the Acquisition with cash on hand and borrowings under the Company’s established revolving credit facility. The Purchase Agreement contains customary representations, warranties, indemnification (and related escrows), confidentiality obligations, and other provisions. The Acquisition is expected to close in our fourth quarter fiscal 2024, which ends on April 30, 2024, subject to the satisfaction or waiver of customary closing conditions, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

A copy of the press release issued by the Company announcing the proposed Acquisition is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1*	Press release, dated December 21, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: December 22, 2023	By:	/s/ Scott M. Deakin
		Name:	Scott M. Deakin
		Title:	Chief Financial Officer